Exhibit 99.1

PGi Reports First Quarter 2011 Results: Revenues $116.9M, Non-GAAP Diluted EPS from Continuing Operations $0.12*

Company Raises 2011 Financial Outlook

ATLANTA--(BUSINESS WIRE)--April 20, 2011--Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings, today announced results for the first quarter ended March 31, 2011.

In the first quarter of 2011, net revenues increased 3.9% to $116.9 million, compared to $112.5 million in the first quarter of 2010. Diluted EPS from continuing operations was $0.06 and non-GAAP diluted EPS from continuing operations was $0.12* in the first quarter of 2011, compared to diluted EPS from continuing operations of $0.08 and non-GAAP diluted EPS from continuing operations of $0.14* in the first quarter of 2010. Results for 2010 are reclassified to reflect the PGiSend business as discontinued operations, as it was sold in October 2010.

“We are pleased with the momentum we have generated in our business, as we continue to execute our strategy for growth,” said Boland T. Jones, PGi founder, chairman and CEO. “The launch of our new iMeet® and GlobalMeet® solutions and our advertising campaigns have created a noticeable buzz in the marketplace. Our sales pipelines are strong, and trends in our base business continue to improve. As a result, 2011 is off to a good start.”

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on the strength of its first quarter results and current business trends, PGi increased its financial outlook for 2011. Based on current trends and foreign currency exchange rates, PGi now anticipates net revenues from continuing operations in 2011 will be in the range of $455-$465 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.58-$0.62*, including marketing and advertising costs associated with the launch of our new virtual meetings solutions.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 206-4893 (U.S. and Canada) or (913) 312-1375 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │PGi

PGi is a global leader in virtual meetings. For nearly 20 years, we have innovated technologies that help people meet and collaborate in more enjoyable and productive ways. Every month, we bring together over 15 million people in nearly 4 million virtual meetings. Headquartered in Atlanta, PGi has a presence in 24 countries worldwide. For more information, visit us at www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customers; risks associated with challenging global economic conditions; costs or difficulties related to the integration of any new technologies; service interruptions and network downtime; price increases from our telecommunications service providers; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; our level of indebtedness; future write-downs of goodwill or other intangible assets; assessment of income, state sales and other taxes; restructuring and cost reduction initiatives and the market reaction thereto; risks associated with acquisitions and market expansion; the impact of the recent sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations, including political instability and fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)

Net revenues	$116,925	$112,495
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	47,342	44,075
Selling and marketing	36,112	32,968
General and administrative (exclusive of expenses
shown separately below)	13,781	14,450
Research and development	3,176	3,577
Excise and sales tax expense	21	-
Depreciation	7,725	6,332
Amortization	1,710	2,238
Restructuring costs	-	232
Asset impairments	19	38
Net legal settlements and related expenses	-	339
Acquisition-related costs	-	174
Total operating expenses	109,886	104,423

Operating income	7,039	8,072

Other (expense) income:
Interest expense	(2,081)	(2,417)
Unrealized gain on change in fair value of interest rate swaps	-	484
Interest income	16	35
Other, net	(211)	10
Total other expense	(2,276)	(1,888)

Income from continuing operations before income taxes	4,763	6,184
Income tax expense	1,831	1,305
Net income from continuing operations	2,932	4,879

Income (loss) on discontinued operations, net of taxes	(31)	2,693

Net income	$2,901	$7,572

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	50,759	58,220

Basic net income per share
Continuing operations	$0.06	$0.08
Discontinued operations	-	0.05
Net income per share	$0.06	$0.13

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	51,071	58,535

Diluted net income per share
Continuing operations	$0.06	$0.08
Discontinued operations	-	0.05
Net income per share	$0.06	$0.13

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$22,426	$15,101
Accounts receivable (less allowances of $919 and $930, respectively)	72,834	64,243
Prepaid expenses and other current assets	18,868	19,941
Income taxes receivable	3,291	2,870
Deferred income taxes, net	5,253	5,337
Assets of a disposal group held for sale	3,988	4,319
Total current assets	126,660	111,811

PROPERTY AND EQUIPMENT, NET	107,102	107,238

OTHER ASSETS
Goodwill	298,436	296,681
Intangibles, net of amortization	15,452	16,967
Deferred income taxes, net	1,665	1,442
Other assets	7,360	7,518
TOTAL ASSETS	$556,675	$541,657

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$41,481	$42,282
Income taxes payable	568	768
Accrued taxes, other than income taxes	6,041	4,671
Accrued expenses	24,705	27,585
Current maturities of long-term debt and capital lease obligations	3,732	3,577
Accrued restructuring costs	4,413	7,273
Liabilities of a disposal group held for sale	2,643	3,143
Total current liabilities	83,583	89,299

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	195,854	180,167
Accrued restructuring costs	2,094	2,321
Accrued expenses	17,928	18,032
Deferred income taxes, net	11,286	9,823
Total long-term liabilities	227,162	210,343

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
52,229,540 and 52,253,125 shares issued and outstanding, respectively	522	523
Additional paid-in capital	489,657	491,833
Accumulated other comprehensive gain	16,870	13,679
Accumulated deficit	(261,119)	(264,020)
Total shareholders' equity	245,930	242,015
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$556,675	$541,657

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,901	$7,572
(Income) loss from discontinued operations, net of taxes	31	(2,693)
Net income from continuing operations	2,932	4,879
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,725	6,332
Amortization	1,710	2,238
Amortization of debt issuance costs	234	159
Net legal settlements and related expenses	-	339
Payments for legal settlements and related expenses	-	(127)
Deferred income taxes, net of effect of acquisitions	1,353	(749)
Restructuring costs	-	232
Payments for restructuring costs	(3,034)	(2,143)
Asset impairments	19	38
Equity-based compensation	1,792	2,603
Unrealized gain on change in fair value of interest rate swaps	-	(484)
Provision for doubtful accounts	157	166
Changes in working capital	(12,143)	(7,025)
Net cash provided by operating activities from continuing operations	745	6,458
Net cash provided in (used in) operating activities from discontinued operations	(256)	5,623
Net cash provided by operating activities	489	12,081

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(7,327)	(6,944)
Business dispositions	2,170	-
Business acquisitions, net of cash acquired	(49)	(246)
Net cash used in investing activities from continuing operations	(5,206)	(7,190)
Net cash used in investing activities from discontinued operations	-	(2,260)
Net cash used in investing activities	(5,206)	(9,450)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(9,223)	(36,265)
Proceeds from borrowing arrangements	23,971	35,044
Purchase of treasury stock, at cost	(3,319)	(554)
Net cash provided by (used in) financing activities from continuing operations	11,429	(1,775)
Net cash used in financing activities from discontinued operations	-	(27)
Net cash provided by (used in) financing activities	11,429	(1,802)

Effect of exchange rate changes on cash and equivalents	613	(760)

NET INCREASE IN CASH AND EQUIVALENTS	7,325	69
CASH AND EQUIVALENTS, beginning of period	15,101	41,402
CASH AND EQUIVALENTS, end of period	$22,426	$41,471

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$7,039	$8,072
Restructuring costs	-	232
Excise and sales tax expense	21	-
Asset impairments	19	38
Net legal settlements and related expenses	-	339
Equity-based compensation	1,792	2,603
Acquisition-related costs	-	174
Amortization	1,710	2,238
Non-GAAP operating income	$10,581	$13,696

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$2,932	$4,879
Elimination of non-recurring tax adjustments	450	(427)
Unrealized gain on change in fair value of interest rate swaps	-	(348)
Restructuring costs	-	167
Excise and sales tax expense	15	-
Asset impairments	13	27
Net legal settlements and related expenses	-	244
Equity-based compensation	1,272	1,874
Acquisition-related costs	-	125
Amortization	1,214	1,611
Non-GAAP net income from continuing operations	$5,896	$8,152

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.06	$0.08
Elimination of non-recurring tax adjustments	0.01	(0.01)
Unrealized gain on change in fair value of interest rate swaps	-	(0.01)
Restructuring costs	-	-
Excise and sales tax expense	-	-
Asset impairments	-	-
Net legal settlements and related expenses	-	-
Equity-based compensation	0.02	0.03
Acquisition-related costs	-	-
Amortization	0.02	0.03
Non-GAAP diluted EPS from continuing operations	$0.12	$0.14

(1)		Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense, asset impairments, net legal settlements and related expenses and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)		Column totals do not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

			Impact of
		Q1 - 11 (Constant currency)	fluctuations in foreign currency exchange rates	Q1 - 11 (Actual)
		(Unaudited, in thousands, except per share data)

	Net Revenues	$115,444	$1,481	$116,925
	North America Net Revenue	$79,562	$200	$79,762
	Europe Net Revenue	$23,216	$202	$23,418
	Asia Pacific Net Revenue	$12,666	$1,079	$13,745
	Non-GAAP Operating Income	$10,205	$376	$10,581
	Non-GAAP Net Income from Continuing Operations	$5,786	$110	$5,896
	Non-GAAP Diluted EPS from Continuing Operations	$0.12	$-	$0.12

(3)	Management also presents these non-GAAP financial measures, as well as net revenues and segment net revenue on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 10) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

			Impact of
		Q1 - 11 (Constant Currency)	fluctuations in foreign currency exchange rates	Q1 - 11 (Actual)
		(Unaudited, in thousands)

	Net Revenues	$116,423	$502	$116,925

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4 - 10) average exchange rates.

Organic Growth (5)

		March 31, 2010	Impact of fluctuations in foreign currency exchange rates	Organic net revenue growth	March 31, 2011	Organic net revenue growth rate
		(Unaudited, in thousands, except percentages)

	Net Revenues, Three Months Ended	$112,495	$1,481	$2,949	$116,925	2.6%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services
Investor Calls
Sean O’Brien, 404-262-8462
Executive Vice President
Strategy & Communications